Exhibit 10.23

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made this 30th day of November, 2004, among Altra Industrial Motion, Inc., a Delaware corporation (“Company”), the other grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., in its capacity as Collateral Agent for the Holders (together with its successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Indenture”) among Company, each of the Guarantors named therein (“Guarantors”), The Bank of New York Trust Company, N.A., as Trustee and Collateral Agent, Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as the same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the “Notes”);

WHEREAS, pursuant to the Indenture, each Guarantor has guaranteed the obligations of Company with respect to the Notes and the Indenture; and

WHEREAS, it is a condition precedent to the purchase by the Holders of the Notes that Grantors shall have executed and delivered this Agreement to secure the due and punctual payment and performance of (a) all Obligations (including the obligation to pay Additional Interest), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, of Company and Guarantors to the Holders, Trustee or Collateral Agent under (1) the Indenture, the Collateral Agreements and each other security agreement, pledge agreement, agency agreement, control agreement, and agreements required to be executed and delivered pursuant to this Agreement or any of the foregoing, excluding the Registration Rights Agreement (collectively, the “Collateral Documents”), (2) the Guarantees and (3) the Notes, and (b) in the case of the foregoing, including, without limitation, any interest, fees or expenses that accrue after the filing of any proceeding commenced by or against any Person under any provisions of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief and including the appointment of a trustee, receiver, administrative receiver, administrator or similar officer (an “Insolvency Proceeding”), regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding, plus reasonable attorneys fees and expenses if the obligations represented thereunder are collected by law, through an attorney-at-law, or under advice therefrom, to the extent such fees and expenses are required to be paid by Company or Guarantors under the Indenture (clauses (a) and (b) being hereinafter referred to as the “Secured Obligations”), by the granting of the security interests contemplated by this Agreement.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture.  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)           “Account Debtor” means any Person who is obligated on an Account, Chattel Paper, or a General Intangible.

(b)           “Accounts” has the meaning set forth in Section 2.

(c)           “Agreement” has the meaning set forth in the preamble hereto.

(d)           “Books” has the meaning set forth in Section 2.

(e)           “Chattel Paper” has the meaning set forth in Section 2.

(f)            “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(g)           “Collateral” has the meaning set forth in Section 2.

(h)           “Collateral Agent” has the meaning set forth in the preamble hereto.

(i)            “Collateral Documents” has the meaning set forth in the recitals hereto.

(j)            “Commercial Tort Claims” has the meaning set forth in Section 2.

(k)           “Company” has the meaning set forth in the preamble hereto.

(l)            “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Collateral Agent, executed and delivered by a Grantor, Collateral Agent (or its designee), and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

(m)          “Copyrights” means all of the following now owned or hereafter adopted or acquired by a Grantor: copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all restorations, reversions, renewals or extensions thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(n)           “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, in substantially the form of Exhibit A attached hereto.

(o)           “Deposit Account” has the meaning set forth in Section 2.

(p)           “Equipment” has the meaning set forth in Section 2.

(q)           “General Intangibles” has the meaning set forth in Section 2.

(r)            “Grantor” and “Grantors” have the meanings set forth in the preamble hereto.

(s)           “Indenture” has the meaning set forth in the recitals hereto.

(t)            “Insolvency Proceeding” has the meaning set forth in the recitals hereto.

(u)           “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.

(v)           “Intellectual Property Licenses” means any grant of a right to use any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor with respect to such rights, including, without limitation, the license agreements listed on Schedule 2 attached hereto and made a part hereof.

(w)          “Inventory” has the meaning set forth in Section 2.

(x)            “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code:  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(y)           “Material Adverse Change” means (a) a material adverse change in the business, operations, assets, liabilities or condition (financial or otherwise) of Grantors, taken as a whole, (b) a material impairment of a Grantor’s ability to perform its obligations under the Note Documents to which it is a party or of the Holders’, Trustee’s or Collateral Agent’s ability to enforce the Obligations or Secured Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Collateral Agent’s Liens with respect to the Collateral as a result of an action or failure to act on the part of a Grantor.

(z)            “Negotiable Collateral” has the meaning set forth in Section 2.

(aa)         “Note Documents” means the Indenture Documents and the Registration Rights Agreement.

(bb)         “Notes” has the meaning set forth in the recitals hereto.

(cc)         “Patents” means all of the following now owned or hereafter adopted or acquired by a Grantor: patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, and (i) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals thereof, and improvements thereon, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.

(dd)         “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, in substantially the form of Exhibit B attached hereto.

(ee)         “Pledged Companies” means each Person listed on Schedule 4 hereto as a “Pledged Company,” together with each other Person, all or a portion of whose Capital Stock is acquired or otherwise owned by a Grantor after the Closing Date.

(ff)           “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Capital Stock now or hereafter owned by such Grantor, regardless of class or designation, including, without limitation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Capital Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Capital Stock be registered in the name of Collateral Agent or any of its nominees, the right to receive any certificates representing any of the Capital Stock and the right to require that such certificates be delivered to Collateral Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(gg)         “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(hh)         “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of the Pledged Companies that are limited liability companies, if any.

(ii)           “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, if any.

(jj)           “Proceeds” has the meaning set forth in Section 2.

(kk)         “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(ll)           “Secured Obligations” has the meaning set forth in the recitals hereto.

(mm)       “Securities Account” means a “securities account” (as that term is defined in the Code).

(nn)         “Security Interest” has the meaning set forth in Section 2.

(oo)         “Supporting Obligations” has the meaning set forth in Section 2.

(pp)         “Trademarks” means all of the following now owned or hereafter adopted or acquired by a Grantor: trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 attached hereto and made a part hereof, and (i) all extensions, modifications and renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(qq)         “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, in substantially the form of Exhibit D attached hereto.

(rr)           “Trustee” has the meaning set forth in the recitals hereto.

(ss)         “URL” means “uniform resource locator,” an internet web address.

2.             Grant of Security.  Each Grantor hereby unconditionally grants, assigns and pledges to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, a continuing security interest in (hereinafter referred to as the “Security Interest”) all of such Grantor’s right, title, and interest in and to the following personal property, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)           all of such Grantor’s accounts (as that term is defined in the Code) (“Accounts”);

(b)           all of such Grantor’s books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) (“Books”);

(c)           all of such Grantor’s chattel paper (as that term is defined in the Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper (“Chattel Paper”);

(d)           all of such Grantor’s interest with respect to any deposit account (as that term is defined in the Code) (“Deposit Accounts”);

(e)           all of such Grantor’s equipment (as that term is defined in the Code) (“Equipment”) and fixtures;

(f)            all of such Grantor’s general intangibles (as that term is defined in the Code) and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, rights in programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, rights in computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction (“General Intangibles”);

(g)           all of such Grantor’s inventory (as that term is defined in the Code) (“Inventory”);

(h)           all of such Grantor’s Investment Related Property;

(i)            all of such Grantor’s letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) (“Negotiable Collateral”);

(j)            all of such Grantor’s rights in respect of supporting obligations (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property (“Supporting Obligations”);

(k)           all of such Grantor’s interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on Schedule 6 attached hereto (“Commercial Tort Claims”);

(l)            all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Collateral Agent (or its agent or designee);

(m)          all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Commercial Tort Claims, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or Collateral Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding the foregoing, “Collateral” shall not include (a) any rights or interests in any lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements), as such, if under the terms of such lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements), or applicable law with respect thereto, the valid grant of a security interest or lien therein to Collateral Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements) has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that the foregoing exclusion shall in no way be (i) construed to apply if any such prohibition would be rendered ineffective under the Code or other applicable law (including the Bankruptcy Code) or principles of equity, (ii) construed so as to limit, impair or otherwise affect Collateral Agent’s unconditional continuing security interests in and liens upon any rights or interests of Grantors in or to the proceeds thereof, including monies due or to become due under any such lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements) (including any Accounts), or (iii) construed to apply at such time as the condition causing such prohibition shall be remedied and, to the extent severable, “Collateral” shall include any portion of such lease, license, contract, or agreement (including Pledged Operating Agreements and Pledged Partnership Agreements) that does not result in such prohibition; or (b) more than 65% of the Voting Stock of the Foreign Subsidiaries directly owned by the Company or any Guarantor.

3.             Security for Obligations.  This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Holders, Trustee or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.             Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent or the Trustee or any Holder of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral until such Grantor no longer has any interest therein, and (c) none of the Collateral Agent, the Trustee or any Holder shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Collateral Agent, the Trustee or any Holder be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture, or any other Note Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Indenture and the other Note Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain with the applicable Grantor until the occurrence of an Event of Default and until Collateral Agent shall notify the applicable Grantor of Collateral Agent’s exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.             Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(a)           The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Collateral Agent pursuant to Section 6(f).

(b)           Schedule 7 attached hereto sets forth all Real Property owned by Grantors as of the Closing Date.

(c)           Such Grantor is the sole legal and beneficial owner, or, to such Grantor’s knowledge, a licensee, of all Intellectual Property owned or purported to be owned by such Grantor or licensed to such Grantor that are material to the conduct of its business.  As of the Closing Date, (i) such Grantor has no ownership interest in, or title to, any Copyrights, Patents or Trademarks that are registered or the subject of pending applications for registrations, except as set forth on Schedules 1(a), 3(a) and 5(a), respectively, attached hereto; (ii) such Grantor has no ownership interest in, or title to, any Copyrights, Patents or Trademarks that are material to such Grantor’s business and that are not registered or the subject of pending applications for registrations, except as set forth in Schedules 1(b), 3(b) and 5(b), respectively, attached hereto; and (iii) such Grantor is not a party to any Intellectual Property Licenses that are material to such Grantor’s business, except as set forth on Schedule 2, attached hereto.  This Agreement is effective to create a valid and continuing Lien on such Grantor’s Copyrights, Patents and Trademarks, and all of its rights and interests in and to any Intellectual Property Licenses.  To the extent that the Security Interest in and to such Grantor’s Patents, Trademarks and Copyrights can be perfected by filing the following documents, upon the filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto, all action necessary to perfect the Security Interest in and to such Grantor’s Patents, Trademarks, and Copyrights, will have been taken and such perfected Security Interests will be enforceable as such as against any and all creditors of and purchasers from any Grantor.

(d)           This Agreement creates a valid security interest in the Collateral of such Grantors, to the extent a security interest therein can be created under the Code, securing the payment and performance of the Secured Obligations.  To the extent a security interest in the Collateral can be perfected by the filing of a financing statement under the Code, all filings and other actions necessary to perfect such security interest as of the Closing Date have been duly taken or will have been taken upon the filing of financing statements listing such Grantor, as a debtor, and Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 attached hereto.  Upon the making of such filings, Collateral Agent shall have a first priority perfected security interest in the Collateral (subject to Permitted Liens) of such Grantor to the extent such security interest can be perfected by the filing of a financing statement under the Code.

(e)           Except for the Security Interest created hereby, (i) subject to Section 4.10 and Section 5.01 of the Indenture, such Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 hereto (as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement) as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Capital Stock of the Pledged Companies of such Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Investment Related Property constituting Collateral pledged by such Grantor to Collateral Agent as provided herein; (iv) all actions necessary to perfect, establish the first priority of (subject to Permitted Liens) Collateral Agent’s Liens in the Investment Related Property constituting Collateral, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement, (B) upon the taking of possession by Collateral Agent (or its agent or designee) of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by such Grantor, (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (v) such Grantor has delivered to and deposited with Collateral Agent (or its agent or designee) (or, with respect to any Pledged Interests created after the Closing Date, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests constitute Collateral and are represented by certificates, and undated powers endorsed in blank with respect to such certificates.

(f)            No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property constituting Collateral or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

(g)           [intentionally omitted]

(h)           Such Grantor has made in good faith and in accordance with the procedures and regulations of the United States Copyright Office and the United States Patent and Trademark Office, as applicable, all payments, filings and recordations necessary to protect and maintain its interest in the Copyrights, Patents and Trademarks utilized and identified on Schedules 1(a), 3(a) and 5(a) in the United States in a manner sufficient to claim in the public record such Grantor’s ownership thereof, including (i) making all necessary registration, maintenance, and renewal fee payments; and (ii) filing all necessary documents, including all applications for registration of such Copyrights, Patents and Trademarks, in each case, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Change.

(i)            [intentionally omitted]

(j)            [intentionally omitted]

(k)           No claim has been made in writing and is continuing or, to such Grantor’s knowledge, threatened in any written communication directed toward any Grantor that the use by such Grantor of any Intellectual Property does or may violate the Intellectual Property of any Person, except to the extent the same could not reasonably be expected to have a Material Adverse Change. To such Grantor’s knowledge, there is currently no infringement or unauthorized use of any item of Intellectual Property contained on Schedules 1, 3 or 5, except to the extent the same could not reasonably be expected to have a Material Adverse Change.

6.             Covenants.  Each Grantor, jointly and severally, covenants and agrees with Collateral Agent, Trustee and each Holder that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a)           Possession or Control of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, Chattel Paper, or Deposit Accounts, and if and to the extent that perfection or priority of Collateral Agent’s Security Interest is dependent on possession or control, such Grantor, immediately upon the request of Collateral Agent and in accordance with Section 8 hereof, shall execute such other documents and instruments as shall be reasonably requested by Collateral Agent or endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper, together with such undated powers endorsed in blank as shall be requested by Collateral Agent (or its agent or designee), or grant control of such Deposit Account, as applicable, to Collateral Agent (or its agent or designee).  Such Grantor hereby acknowledges and agrees that any such agent or designee of Collateral Agent shall be deemed to be a “secured party” with respect to such Collateral for all purposes.

(b)           Chattel Paper.

(i)            Such Grantor shall take all commercially reasonable steps necessary to grant Collateral Agent (or its agent or designee) control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;

(ii)           If such Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Indenture), promptly upon the request of Collateral Agent, such Chattel Paper and instruments shall be marked with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of The Bank of New York Trust Company, N.A., as Collateral Agent for the benefit of the Holders, the Trustee and the Collateral Agent, pursuant to the Security Agreement dated as of November 30, 2004”.

(c)           Control Agreements.

(i)            Subject to the Intercreditor Agreement, such Grantor shall obtain an authenticated Control Agreement from each bank holding a Deposit Account for such Grantor.

(ii)           Subject to the Intercreditor Agreement, such Grantor shall obtain authenticated Control Agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

(d)           Letter of Credit Rights.  If such Grantor is or becomes the beneficiary of a letter of credit with a value in excess of $100,000, such Grantor shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days after becoming a beneficiary) and (ii) if the value is not in excess of $1,000,000, on the later of 60 days after the end of each fiscal quarter of the Company and the date that any information is required to be delivered pursuant to Section 4.20(1) of the Indenture in respect of such fiscal quarter, notify Collateral Agent thereof and enter into a tri-party agreement with Collateral Agent and the issuer and/or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Collateral Agent and directing all payments thereunder to Collateral Agent’s Account, all in form and substance reasonably satisfactory to Collateral Agent.

(e)           Commercial Tort Claims.  Such Grantor shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days thereafter) and (ii) if the value is not in excess of $1,000,000, on the date that any information is required to be delivered pursuant to Section 4.20(1) of the Indenture, notify Collateral Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim with a value in excess of $100,000 after the date hereof against any third party and promptly amend Schedule 6 to this Agreement, authorize the filing of additional financing statements or amendments to existing financing statements and do such other acts or things necessary to give Collateral Agent a first priority, perfected security interest (subject to Permitted Liens) in any such Commercial Tort Claim.

(f)            Name Changes. No Grantor shall change its name, organizational identification number, jurisdiction of organization, or organizational identity; provided, however, that any Grantor may change its name upon at least 10 days’ (or such shorter period as Collateral Agent may agree) prior written notice by Company to Collateral Agent of such change so long as, (a) at the time of such written notification, such Grantor provides any financing statements or other documents necessary to perfect and continue perfected Collateral Agent’s Liens and (b) immediately after such name or other change, Company provides Collateral Agent with evidence of such name or other change (including copies of any related public filings).

(g)           Intellectual Property.

(i)         In order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, such Grantor shall execute and deliver to Collateral Agent one or more Copyright Security Agreements, Trademark Security Agreements, and/or Patent Security Agreements to evidence Collateral Agent’s Lien on such Grantor’s Patents, Trademarks, and/or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby.

(ii)        Such Grantor shall have the duty, to the extent material to the operation of such Grantor’s business, (A) to reasonably investigate any third party infringement, or misappropriation of any Intellectual Property within a reasonable amount of time after such Grantor becomes aware of such infringement or misappropriation and, if determined by such Grantor to be reasonably necessary to protect such Grantor’s rights in such Intellectual Property, take appropriate reasonable action to abate such infringement or misappropriation, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement (other than applications that are deemed by such Grantor in its reasonable business judgment to no longer be necessary to the conduct of such Grantor’s business), (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement (other than applications that are deemed by such Grantor in its reasonable business judgment to no longer be necessary to the conduct of such Grantor’s business), and (D) to take reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, and affidavits of incontestability.  Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor (other than Trademarks, Patents, Copyrights or Intellectual Property Licenses that are deemed by such Grantor in its reasonable business judgment to be no longer necessary in the conduct of such Grantor’s business).  Such Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is material to the operation of such Grantor’s business without the prior written consent of Collateral Agent.

(iii)       Such Grantor acknowledges and agrees that none of the Holders, Trustee or Collateral Agent shall have any duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses.  Without limiting the generality of this Section 6(g), such Grantor acknowledges and agrees that none of the Holders, Trustee or Collateral Agent shall be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but Collateral Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default and all expenses incurred by Collateral Agent, Trustee and Holders in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals), to the extent required to be paid under the Indenture, shall be borne by the Grantors.

(iv)       With respect to the Intellectual Property that a Grantor determines, in its reasonable business judgment, is material to the conduct of Grantor’s business, such Grantor agrees to take such steps as are reasonably necessary, including making all necessary payments and filings in connection with registration, maintenance, and renewal of Copyrights, Trademarks and Patents in the United States Copyright Office, the United States Patent and Trademark Office, any other relevant government agencies in foreign jurisdictions that Grantor in its reasonable business judgment deems material to its business, to maintain each such Intellectual Property.  Such Grantor hereby agrees to take corresponding steps with respect to each new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes the sole owner or licensee of all rights, title and interest that such Grantor determines, in its reasonable business judgment, are material to the conduct of its businesses. Any expenses incurred in connection with such activities shall be borne solely by such Grantor.

(v)        On the later of 60 days after the end of each fiscal quarter of the Company and the date on which any information is required to be delivered by the Company pursuant to Section 4.20(1) of the Indenture in respect of such fiscal quarter, such Grantor shall provide Collateral Agent with a written report of all new Copyrights, Patents and Trademarks that are registered or the subject of pending applications for registrations, which were acquired or filed by such Grantor during the prior period.  In the case of such registrations or applications therefor which were acquired by such Grantor, such Grantor shall file the necessary documents with the appropriate filing office identifying such Grantor as the owner thereof.  In each of the foregoing cases, such Grantor shall cause to be prepared, executed, and delivered to Collateral Agent supplemental schedules to the applicable Note Documents to identify such Copyright, Patent and Trademark registrations and applications therefor as being subject to the security interests created thereunder.

(vi)       Upon such a Grantor’s receipt from the United States Copyright Office of written notice of registration of any Copyright(s), such Grantor shall promptly (but in no event later than 30 days following such receipt) notify Collateral Agent of such registration by delivering, or causing to be delivered to Collateral Agent, via overnight courier, telefacsimile at the addresses designated in the Indenture, documentation reasonably sufficient to perfect Collateral Agent’s Liens on such Copyright(s).

(h)           Investment Related Property.

(i)         Subject and in addition to Section 4.15 of the Indenture, if such Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days thereafter) and (ii) if the value is not in excess of $1,000,000, on the later of 60 days after the end of each fiscal quarter of the Company and the date on which any information is required to be delivered by the Company pursuant to Section 4.20(1) of the Indenture in respect of such fiscal quarter, deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests.

(ii)        All sums of money and property paid or distributed in respect of the Investment Related Property which are received by such Grantor shall be held by such Grantor in trust for the benefit of Collateral Agent segregated from such Grantor’s other property.

(iii)       Such Grantor shall promptly deliver to Collateral Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests.

(iv)       After an Event of Default has occurred and is continuing, such Grantor agrees that it will cooperate with Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof.

(v)        As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, such Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to any such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Pledgor in a securities account.

(i)            [intentionally omitted].

(j)            Transfers and Other Liens.  Such Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Indenture, or (ii) create or permit to exist any Lien upon or with respect to any of its Collateral, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Collateral Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Note Documents.

(k)           Other Actions as to Any and All Collateral.  Subject and in addition to Section 4.15 of the Indenture, such Grantor shall (i) if the value is in excess of $1,000,000, promptly (and in any event within 10 Business Days thereafter) and (ii) if the value is not in excess of $1,000,000, on the later of 60 days after the end of each fiscal quarter of the Company and the date on which any information is required to be delivered by the Company pursuant to Section 4.20(1) of the Indenture in respect of such fiscal quarter, notify Collateral Agent in writing upon (i) acquiring or otherwise obtaining any Collateral (other than Intellectual Property, which are governed by Sections 6(g)(v)) after the date hereof consisting of Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the Code), promissory notes (as defined in the Code), or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes or instruments, and in accordance with Section 8 hereof, promptly execute such other documents and instruments, or if applicable, deliver such Chattel Paper, documents, promissory notes, instruments, or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things necessary to protect Collateral Agent’s Security Interest therein.

7.             Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Note Documents referred to below in the manner so indicated.

(a)           Indenture. In the event of any conflict between any provision in this Agreement and a provision in the Indenture, such provision of the Indenture shall control.

(b)           Patent, Trademark, Copyright Security Agreements.  The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Agent hereunder.

8.             Further Assurances.

(a)           Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Collateral Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)           Each Grantor hereby authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Collateral Agent such other instruments or notices, as may be necessary or as Collateral Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)           Each Grantor hereby authorizes Collateral Agent to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, in order to perfect Collateral Agent’s security interest in the Collateral without such Grantor’s signature.  Notwithstanding the foregoing, in no event shall the Collateral Agent have any obligation to monitor the perfection, continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral or to prepare or file any Uniform Commercial Code financing statement or continuation statement.

(d)           Each Grantor acknowledges that, prior to the termination of this Agreement, it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9.             Collateral Agent’s Right to Perform Contracts.  Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, subject to the terms of such contract, lease or other agreement.

10.           Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Indenture, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)           to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Collateral Agent;

(c)           to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)           to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

(e)           to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)            to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g)           Collateral Agent, on behalf of itself, the Trustee and Holders, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.           Collateral Agent May Perform.  If any Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.           Collateral Agent’s Duties.  The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s interest in the Collateral, for the benefit of the Holders, Trustee and Collateral Agent, and shall not impose any duty upon Collateral Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.  The Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.

The Collateral Agent makes no representations as to and shall not be responsible for the existence, genuineness, value, sufficiency or condition of any of the Collateral or as to the security afforded or intended to be afforded thereby, hereby or by any Collateral Document, or for the validity, perfection, priority or enforceability of the Liens or security interests in any of the Collateral created or intended to be created by any of the Collateral Documents, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral, any Collateral Documents or any agreement or assignment contained in any thereof, for the validity of the title of the Company or any Guarantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.  In acting under this Agreement, the Collateral Agent and the Trustee shall have the rights each is entitled to under the Indenture.

13.           Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, Collateral Agent or Collateral Agent’s designee may (a) notify Account Debtors of any Grantor that such Grantor’s Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, or that Collateral Agent has a security interest therein, and (b) collect such Grantor’s

Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Note Documents.

14.           Disposition of Pledged Interests by Collateral Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.

15.           Voting Rights.

(a)           Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and with prior notice (unless such Event of Default is an Event of Default specified in Section 6.01(6) or 6.01(7) of the Indenture, in which case no such notice need be given) to each Grantor, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)           For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Collateral Agent, vote or take any consensual action with respect to such Pledged Interests which would materially and adversely affect the rights of Collateral Agent, Trustee or the Holders or that would result in any violation of any provision of the Indenture or any other Note Document.

16.           Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)           Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Note Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice (or such longer notice period as may be required by law) to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Collateral Agent is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned or licensable by any Grantor or with respect to which any Grantor has sublicensable rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent; provided, however, that Collateral Agent may exercise the foregoing only upon the occurrence and during the continuance of an Event of Default.

(c)           Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations as provided in the Indenture.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)           Collateral Agent shall have the right to seek the appointment of a receiver for the properties and assets of each Grantor and hereby waives the right to have a bond or other security posted by Collateral Agent.

17.           Remedies Cumulative.  Each right, power, and remedy of Collateral Agent as provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Note Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent of any or all such other rights, powers, or remedies.

18.           Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.           Indemnity and Expenses.

(a)           Each Grantor agrees to indemnify, defend and hold harmless Collateral Agent and Trustee to the same extent and in the same manner as the indemnity made by the Grantors pursuant to Section 7.07 of the Indenture.  This provision shall survive the termination of this Agreement and the Indenture and the repayment of the Secured Obligations.

(b)           Grantors, jointly and severally, shall, upon demand, pay to Collateral Agent all the costs or expenses (including reasonable attorneys’ fees and disbursements) which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Note Documents, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

20.           Merger, Amendments; Etc.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent and each of Grantors to which such amendment applies.

21.           Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form, manner and delivered to Collateral Agent at its address specified in the Indenture, and to any of the Grantors at the Company’s address specified in the Indenture, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.           Continuing Security Interest; Assignments under Indenture.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash in accordance with the provisions of the Indenture and the other Note Documents and the Indenture shall have been satisfied and discharged in accordance with the terms thereof, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, permitted transferees and permitted assigns.  Without limiting the generality of the foregoing clause (c), Collateral Agent may, in accordance with the provisions of the Indenture, assign or otherwise transfer all or any portion of its rights and obligations under the Indenture to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Collateral Agent herein or otherwise.  Upon payment in full in cash of the Obligations in accordance with the provisions of the Indenture and the other Note Documents and the satisfaction and discharge of the Indenture in accordance with the terms thereof, the Security Interest granted hereby shall terminate and this Agreement and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  In accordance with Article XII of the Indenture and the TIA, Collateral Agent will cause the filing of, or authorize the filing of, appropriate termination statements to terminate such Security Interests, will return any Collateral in its possession to the applicable Grantor (or its designee) and will execute any documents and take such commercially reasonable actions as are reasonably requested by any Grantor to evidence such termination and release.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Indenture, any other Note Document, or any other instrument or document executed and delivered by any Grantor to Collateral Agent nor any additional Note issuance, Exchange Note issuance or other advance or extension of credit made by any Holder to Grantors, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Collateral Agent, nor any other act of the Holders, Trustee, Collateral Agent, Paying Agent or Registrar, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Collateral Agent in accordance with the provisions of the Indenture and the TIA.  Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth.  A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.

23.           Governing Law.

(a)           THE VALIDITY OF THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER NOTE DOCUMENT IN RESPECT OF SUCH OTHER NOTE DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GRANTOR AND COLLATERAL AGENT, TRUSTEE AND EACH HOLDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23.

(c)           EACH GRANTOR AND COLLATERAL AGENT, TRUSTEE AND EACH HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE NOTE DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH GRANTOR AND COLLATERAL AGENT, TRUSTEE AND EACH HOLDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

24.           New Subsidiaries.  To the extent required by Section 4.15 of the Indenture, any new direct or indirect Subsidiary (whether by acquisition or creation) of the Company or any of its Restricted Subsidiaries is required to enter into this Agreement by executing and delivering in favor of Collateral Agent a supplement to this Security Agreement in the form of Annex 1 attached hereto.  Upon the execution and delivery of such supplement by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.           Collateral Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of itself, the Holders and Trustee.

26.           Miscellaneous.

(a)           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. .

(b)           Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)           Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)           The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)           Notwithstanding anything to the contrary in this Agreement, the rights of the Holders, Trustee and Collateral Agent under this Agreement are subject to the terms of the Intercreditor Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:

ALTRA INDUSTRIAL MOTION, INC.,
a Delaware corporation, as a Grantor,
WARNER ELECTRIC LLC,
a Delaware limited liability company, as a Grantor,
KILIAN MANUFACTURING CORPORATION,
a Delaware corporation, as a Grantor,
WARNER ELECTRIC TECHNOLOGY LLC,
a Delaware limited liability company, as a Grantor,
FORMSPRAG LLC,
a Delaware limited liability company, as a Grantor,
BOSTON GEAR LLC,
a Delaware limited liability company, as a Grantor,
NUTTALL GEAR LLC,
a Delaware limited liability company, as a Grantor,
THE KILIAN COMPANY INC.,
a Delaware corporation, as a Grantor,
WARNER ELECTRIC INTERNATIONAL
HOLDING, INC.,
a Delaware corporation, as a Grantor,
AMERICAN ENTERPRISES MPT CORP.,
a Delaware corporation, as a Grantor, and

	By:	/s/ Michael L. Hurt
	Name:	Michael L. Hurt
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF SECURITY AGREEMENT]

AMERIDRIVES INTERNATIONAL, L.P., a Delaware limited partnership, as a Grantor

By:	American Enterprises MPT Corp., its general partner

	By:	/s/ Michael L. Hurt
	Name:	Michael L. Hurt
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF SECURITY AGREEMENT]

AMERICAN ENTERPRISES MPT HOLDINGS, L.P., a Delaware limited partnership, as a Grantor

By:	Altra Industrial Motion, Inc., its general partner

	By:	/s/ Michael L. Hurt
	Name:	Michael L. Hurt
	Title:	Chief Executive Officer

[SIGNATURE PAGE OF SECURITY AGREEMENT]

COLLATERAL AGENT:	THE BANK OF NEW YORK TRUST COMPANY, N.A., as Collateral Agent

	By:	/s/ Sandeé Parks
	Name:	Sandeé Parks
	Title:	Vice President

[SIGNATURE PAGE OF SECURITY AGREEMENT]

SCHEDULE 1

COPYRIGHTS

Schedule 1(a)

Grantor	Country	Copyright	Registration No.	Registration Date

Schedule 1(b)

SCHEDULE 2

INTELLECTUAL PROPERTY LICENSES

SCHEDULE 3

PATENTS

Schedule 3(a)

Grantor	Country	Patent	Registration No.	Registration Date

Schedule 3(b)

SCHEDULE 4

PLEDGED COMPANIES

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

SCHEDULE 5

TRADEMARKS

Schedule 5(a)

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Schedule 5(b)

SCHEDULE 6

COMMERCIAL TORT CLAIMS

[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

SCHEDULE 7

OWNED REAL PROPERTY

SCHEDULE 8

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

ANNEX 1 TO SECURITY AGREEMENT

FORM OF SUPPLEMENT

Supplement No.              (this “Supplement”) dated as of                                , 20     , to the Security Agreement dated as of November 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by each of the parties listed as “Grantors” on the signature pages thereto and those additional entities that thereafter become grantors thereunder (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., in its capacity as Collateral Agent for itself, the Holders and the Trustee (together with its successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated as of November      , 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Indenture”) among Altra Industrial Motion Inc. (the “Company”), each of the Guarantors named therein (“Guarantors”), The Bank of New York Trust Company, N.A., as Trustee (in such capacity, the “Trustee”) [and Collateral Agent], Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as the same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the “Notes”);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and/or the Indenture;

WHEREAS, Grantors have entered into the Security Agreement in accordance with the terms of the Indenture; and

WHEREAS, pursuant to Section 4.15 of the Indenture, newly acquired or created Domestic Restricted Subsidiaries of the Company or any of its Restricted Subsidiaries must execute and deliver to Collateral Agent amendments to the Collateral Documents, and such execution and delivery may be accomplished by the execution by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) of this Supplement in favor of Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.             In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, a security interest in and security title to the assets of such New Grantor of the type described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus reasonable attorneys’ fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom to the extent such fees and expenses are required to be paid by the Grantors under the Indenture.  Schedule 1, “Copyrights,” Schedule 2, “Intellectual Property Licenses,” Schedule 3, “Patents,” Schedule 4, “Pledged Companies,” Schedule 5, “Trademarks,” Schedule 6, “Commercial Tort Claims,” Schedule 7, “Owned Real Property,” and Schedule 8, “List of Uniform

Commercial Code Filing Jurisdictions,” attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, and Schedule 8, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.

2.             Each New Grantor represents and warrants to Collateral Agent, Trustee and the Holders that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.             Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.             This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each New Grantor and Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:	[Name of New Grantor]

By:
Name:
Title:

[Name of New Grantor]

By:
Name:
Title:

COLLATERAL AGENT:	THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Collateral Agent

By:
Name:
Title:

SIGNATURE PAGE OF SUPPLEMENT TO SECURITY AGREEMENT

EXHIBIT A

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this          day of                    , 2004, among Grantors listed on the signature pages hereof  (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., in its capacity as Collateral Agent for itself, the Holders and the Trustee (together with its successors and assigns in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Indenture dated as of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Indenture”) among Altra Industrial Motion Inc. (the “Company”), each of the Guarantors named therein (“Guarantors”), The Bank of New York Trust Company, N.A., as Trustee (in such capacity, the “Trustee”) [and Collateral Agent], Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as the same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the “Notes”);

WHEREAS, it is a condition precedent to the purchase by the Holders of the Notes that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, that certain Security Agreement dated as of November 30, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Indenture.

2.             GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby grants to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a)           all of such Grantor’s Copyrights and rights in or to Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b)           all restorations, reversions, renewals or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Copyright.

3.             SECURITY AGREEMENT.  The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.             AUTHORIZATION TO SUPPLEMENT.  Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any United States registered copyrights or applications therefor which become part of the Copyright Collateral under the Security Agreement.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5.             COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	,
a corporation, as a Grantor

By:
Name:
Title:

,
a corporation, as a Grantor

By:
Name:
Title:

,
a corporation, as a Grantor
By:
Name:
Title:

SIGNATURE PAGE OF COPYRIGHT SECURITY AGREEMENT

COLLATERAL AGENT:	THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Collateral Agent

By:
Name:
Title:

SCHEDULE I
TO
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Grantor	Country	Copyright	Registration No.	Registration Date

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this             day of                , 2004, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., in its capacity as Collateral Agent for itself, the Holders and the Trustee (together with its successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS,  pursuant to that certain Indenture dated as of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Indenture”) among Altra Industrial Motion Inc. (the “Company”), each of the Guarantors named therein (“Guarantors”), The Bank of New York Trust Company, N.A., as Trustee (in such capacity, the “Trustee”) [and Collateral Agent], Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as the same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the “Notes”);

WHEREAS, it is a condition precedent to the purchase by the Holders of the Notes that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, that certain Security Agreement dated as of November 30, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Indenture.

2.             GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby grants to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a)           all of its Patents and rights in and to Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b)           all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, the foregoing; and

(c)           all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Patent.

3.             SECURITY AGREEMENT.  The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.             AUTHORIZATION TO SUPPLEMENT.  Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any patentable inventions or applications therefor which become part of the Patent Collateral under the Security Agreement.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5.             COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	,
a corporation, as a Grantor

By:
Name:
Title:

,
a corporation, as a Grantor

By:
Name:
Title:

,
a corporation, as a Grantor
By:
Name:
Title:

SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

COLLATERAL AGENT:	THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Collateral Agent

By:
Name:
Title:

SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

SCHEDULE I
TO
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Grantor	Country	Patent	Registration No.	Registration Date

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of                             , 20        , is delivered pursuant to Section 6 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to The Bank of New York Trust Company, N.A., as Collateral Agent.  Initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Agreement and/or the Indenture.  The undersigned hereby agrees that the additional interests listed on this Pledged Interests Addendum as set forth below shall be and become part of the Pledged Interests pledged by the undersigned to the Collateral Agent in the Security Agreement and any pledged company set forth on this Pledged Interests Addendum as set forth below shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

[ ]

By:
Name:
Title:

SIGNATURE PAGE OF PLEDGED INTERESTS ADDENDUM

Name of Pledgor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

EXHIBIT D

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this          day of                      , 2004, among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and THE BANK OF NEW YORK TRUST COMPANY, N.A.., in its capacity as Collateral Agent for the Holders, Trustee and Collateral Agent (together with its successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS,  pursuant to that certain Indenture dated as of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Indenture”) among Altra Industrial Motion Inc. (the “Company”), each of the Guarantors named therein (“Guarantors”), The Bank of New York Trust Company, N.A., as Trustee (in such capacity, the “Trustee”) [and Collateral Agent], Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as the same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the “Notes”);

WHEREAS, it is a condition precedent to the purchase by the Holders of the Notes that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, that certain Security Agreement dated as of November 30, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.             DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Indenture.

2.             GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby grants to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a)           all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b)           all extensions, modifications and renewals of the foregoing;

(c)           all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(d)           all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, or (ii) injury to the goodwill associated with any Trademark.

3.             SECURITY AGREEMENT.  The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.             AUTHORIZATION TO SUPPLEMENT.  Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any trademarks, registrations, or applications therefor (including, without limitation, extensions or renewals) which become part of the Trademark Collateral under the Security Agreement.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

5.             COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[signature pages follow]

2

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	,
a corporation, as a Grantor

By:
Name:
Title:

,
a corporation, as a Grantor

By:
Name:
Title:

,
a corporation, as a Grantor
By:
Name:
Title:

SIGNATURE PAGE OF TRADEMARK SECURITY AGREEMENT

COLLATERAL AGENT:	THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Collateral Agent

By:
Name:
Title:

SIGNATURE PAGE OF TRADEMARK SECURITY AGREEMENT

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date